FORM N-SAR
                           ATTACHMENT FOR ITEMS #77.C
                 MATTERS SUBMITTED TO A VOTE OF SECURITY HOLDERS


                               THE MAINSTAY FUNDS
                                    811-4550
                           FOR PERIOD ENDING 04/30/05


MAINSTAY RESEARCH VALUE FUND
----------------------------

(a)      THE DATE OF THE MEETING AND WHETHER IT WAS AN ANNUAL OR SPECIAL
         MEETING;

         Pursuant to notice, a special meeting of shareholders (the "Special Meeting") of the MainStay Research Value Fund (the "Fund"), a series of The MainStay Funds (the "Trust"), was held on Wednesday, February 2, 2005, at 9:00 a.m. (Eastern time) at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey, in Room C1-B.

(b) IF THE MEETING INVOLVED THE ELECTION OF DIRECTORS, STATE THE NAME OF EACH DIRECTOR ELECTED AT THE MEETING AND THE NAMES OF ALL OTHER DIRECTORS NOW IN OFFICE;

Not Applicable.

(c) DESCRIBE EACH MATTER VOTED UPON AT THE MEETING AND STATE THE NUMBER OF AFFIRMATIVE VOTES AND THE NUMBER OF NEGATIVE VOTES CAST WITH RESPECT TO EACH MATTER;

         The only order of business was for the shareholders of the Fund to consider whether to approve or disapprove a proposal for an Agreement and Plan of Reorganization providing for (i) the acquisition of the assets of the Fund by the Value Fund (the "Acquiring Fund"), a series of the Trust, in exchange for shares of the Acquiring Fund and the Assumption of all liabilities of the Fund by the Acquiring Fund; and (ii) the subsequent liquidation of the Fund (the "Reorganization").

         A meeting of shareholders of the Fund was originally held on January 18, 2005, and owing to the fact that there were not enough shares voted to constitute a quorum, the meeting was adjourned to February 2, 2005.

         At the September 21, 2004 meeting of the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended, unanimously approved the Proposal, provided that the shareholders approve the Proposal at the Special meeting, or at any adjournment thereof.

     Upon shareholder approval, the proposal became effective on February 4, 2005.

     The following is a summary that shows that the votes on the Proposal presented before the Special Meeting held on February 2, 2005, to approve or disapprove a proposal for an Agreement and Plan of Reorganization, were cast as follows:

      --------------------------------------------------------------------------------------------------------
             CLASS A                   VOTES FOR                  VOTES AGAINST           VOTES ABSTAINING
      --------------------------------------------------------------------------------------------------------
      In Person                            0                            0                        0
      --------------------------------------------------------------------------------------------------------
      By Proxy                         1,558,098                      7,680                    33,020
      --------------------------------------------------------------------------------------------------------
      TOTAL                            1,558,098                      7,680                    33,020
      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
             CLASS B                   VOTES FOR                  VOTES AGAINST           VOTES ABSTAINING
      --------------------------------------------------------------------------------------------------------
      In Person                            0                            0                        0
      --------------------------------------------------------------------------------------------------------
      By Proxy                         1,092,858                     20,626                   114,611
      --------------------------------------------------------------------------------------------------------
      TOTAL                            1,092,858                     20,626                   114,611
      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
             CLASS C                   VOTES FOR                  VOTES AGAINST           VOTES ABSTAINING
      --------------------------------------------------------------------------------------------------------
      In Person                            0                            0                        0
      --------------------------------------------------------------------------------------------------------
      By Proxy                          341,381                      14,695                    38,910
      --------------------------------------------------------------------------------------------------------
      TOTAL                             341,381                      14,695                    38,910
      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
            ALL SHARES                 VOTES FOR                  VOTES AGAINST           VOTES ABSTAINING
      --------------------------------------------------------------------------------------------------------
      In Person                            0                            0                        0
      --------------------------------------------------------------------------------------------------------
      By Proxy                         2,992,337                     43,001                   186,541
      --------------------------------------------------------------------------------------------------------
      TOTAL                            2,992,337                     43,001                   186,541
      --------------------------------------------------------------------------------------------------------

(d) DESCRIBE THE TERMS OF ANY SETTLEMENT BETWEEN THE REGISTRANT AND ANY OTHER PARTICIPANT (AS DEFINED IN RULE 14A-11 OF REGULATION 14A UNDER THE 1934 ACT) TERMINATING ANY SOLICITATION SUBJECT TO RULE 14A-11, INCLUDING THE COST OR ANTICIPATED COST TO THE REGISTRANT.

Not Applicable.

MAINSTAY INTERNATIONAL BOND FUND
--------------------------------

(a)      THE DATE OF THE MEETING AND WHETHER IT WAS AN ANNUAL OR SPECIAL
         MEETING;

         Pursuant to notice, a special meeting of shareholders (the "Special Meeting") of the MainStay International Bond Fund (the "Fund"), a series of The MainStay Funds (the "Trust"), was held on Wednesday, February 2, 2005, at 9:00 a.m. (Eastern time) at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey, in Room C1-B.

(b) IF THE MEETING INVOLVED THE ELECTION OF DIRECTORS, STATE THE NAME OF EACH DIRECTOR ELECTED AT THE MEETING AND THE NAMES OF ALL OTHER DIRECTORS NOW IN OFFICE;

Not Applicable.

(c) DESCRIBE EACH MATTER VOTED UPON AT THE MEETING AND STATE THE NUMBER OF AFFIRMATIVE VOTES AND THE NUMBER OF NEGATIVE VOTES CAST WITH RESPECT TO EACH MATTER;

         The only order of business was for the shareholders of the Fund to consider whether to approve or disapprove a proposal for an Agreement and Plan of Reorganization providing for (i) the acquisition of the assets of the Fund by the Global High Income Fund (the "Acquiring Fund"), a series of the Trust, in exchange for shares of the Acquiring Fund and the Assumption of all liabilities of the Fund by the Acquiring Fund; and (ii) the subsequent liquidation of the Fund (the "Reorganization").

         A meeting of shareholders of the Fund was originally held on January 18, 2005, and owing to the fact that there were not enough shares voted to constitute a quorum, the meeting was adjourned to February 2, 2005.

         At the September 21, 2004 meeting of the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended, unanimously approved the Proposal, provided that the shareholders approve the Proposal at the Special meeting, or at any adjournment thereof.

     Upon shareholder approval, the proposal became effective on February 4, 2005.

     The following is a summary that shows that the votes on the Proposal presented before the Special Meeting held on February 2, 2005, to approve or disapprove a proposal for an Agreement and Plan of Reorganization, were cast as follows:

      --------------------------------------------------------------------------------------------------------
             CLASS A                   VOTES FOR                  VOTES AGAINST           VOTES ABSTAINING
      --------------------------------------------------------------------------------------------------------
      In Person                            0                            0                        0
      --------------------------------------------------------------------------------------------------------
      By Proxy                         1,143,159                     39,450                    28,302
      --------------------------------------------------------------------------------------------------------
      TOTAL                            1,143,159                     39,450                    28,302
      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
             CLASS B                   VOTES FOR                  VOTES AGAINST           VOTES ABSTAINING
      --------------------------------------------------------------------------------------------------------
      In Person                            0                            0                        0
      --------------------------------------------------------------------------------------------------------
      By Proxy                          635,122                      36,556                    97,436
      --------------------------------------------------------------------------------------------------------
      TOTAL                             635,122                      36,556                    97,436
      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
             CLASS C                   VOTES FOR                  VOTES AGAINST           VOTES ABSTAINING
      --------------------------------------------------------------------------------------------------------
      In Person                            0                            0                        0
      --------------------------------------------------------------------------------------------------------
      By Proxy                           56,454                       3,761                    1,224
      --------------------------------------------------------------------------------------------------------
      TOTAL                              56,454                       3,761                    1,224
      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
            ALL SHARES                 VOTES FOR                  VOTES AGAINST           VOTES ABSTAINING
      --------------------------------------------------------------------------------------------------------
      In Person                            0                            0                        0
      --------------------------------------------------------------------------------------------------------
      By Proxy                         1,834,735                     79,767                   126,962
      --------------------------------------------------------------------------------------------------------
      TOTAL                            1,834,735                     79,767                   126,962
      --------------------------------------------------------------------------------------------------------

(d) DESCRIBE THE TERMS OF ANY SETTLEMENT BETWEEN THE REGISTRANT AND ANY OTHER PARTICIPANT (AS DEFINED IN RULE 14A-11 OF REGULATION 14A UNDER THE 1934 ACT) TERMINATING ANY SOLICITATION SUBJECT TO RULE 14A-11, INCLUDING THE COST OR ANTICIPATED COST TO THE REGISTRANT.

Not Applicable.

MAINSTAY STRATEGIC VALUE FUND
-----------------------------

(a)      THE DATE OF THE MEETING AND WHETHER IT WAS AN ANNUAL OR SPECIAL
         MEETING;

         Pursuant to notice, a special meeting of shareholders (the "Special Meeting") of the MainStay Strategic Value Fund (the "Fund"), a series of The MainStay Funds (the "Trust"), was held on Wednesday, February 2, 2005, at 9:00 a.m. (Eastern time) at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey, in Room C1-B.

(b) IF THE MEETING INVOLVED THE ELECTION OF DIRECTORS, STATE THE NAME OF EACH DIRECTOR ELECTED AT THE MEETING AND THE NAMES OF ALL OTHER DIRECTORS NOW IN OFFICE;

Not Applicable.

(c) DESCRIBE EACH MATTER VOTED UPON AT THE MEETING AND STATE THE NUMBER OF AFFIRMATIVE VOTES AND THE NUMBER OF NEGATIVE VOTES CAST WITH RESPECT TO EACH MATTER;

         The only order of business was for the shareholders of the Fund to consider whether to approve or disapprove a proposal for an Agreement and Plan of Reorganization providing for (i) the acquisition of the assets of the Fund by the Balanced Fund (the "Acquiring Fund"), a series of Eclipse Funds, in exchange for shares of the Acquiring Fund and the Assumption of all liabilities of the Fund by the Acquiring Fund; and (ii) the subsequent liquidation of the Fund (the "Reorganization").

         A meeting of shareholders of the Fund was originally held on January 18, 2005, and owing to the fact that there were not enough shares voted to constitute a quorum, the meeting was adjourned to February 2, 2005.

         At the September 21, 2004 meeting of the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not interested persons of the Fund, as defined in the Investment Company Act of 1940, as amended, unanimously approved the Proposal, provided that the shareholders approve the Proposal at the Special meeting, or at any adjournment thereof.

     Upon shareholder approval, the proposal became effective on February 11, 2005.

     The following is a summary that shows that the votes on the Proposal presented before the Special Meeting held on February 2, 2005, to approve or disapprove a proposal for an Agreement and Plan of Reorganization, were cast as follows:

      --------------------------------------------------------------------------------------------------------
             CLASS A                   VOTES FOR                  VOTES AGAINST           VOTES ABSTAINING
      --------------------------------------------------------------------------------------------------------
      In Person                            0                            0                        0
      --------------------------------------------------------------------------------------------------------
      By Proxy                          741,252                      15,315                    49,292
      --------------------------------------------------------------------------------------------------------
      TOTAL                             741,252                      15,315                    49,292
      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
             CLASS B                   VOTES FOR                  VOTES AGAINST           VOTES ABSTAINING
      --------------------------------------------------------------------------------------------------------
      In Person                            0                            0                        0
      --------------------------------------------------------------------------------------------------------
      By Proxy                         1,688,617                     55,521                   193,286
      --------------------------------------------------------------------------------------------------------
      TOTAL                            1,688,617                     55,521                   193,286
      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
             CLASS C                   VOTES FOR                  VOTES AGAINST           VOTES ABSTAINING
      --------------------------------------------------------------------------------------------------------
      In Person                            0                            0                        0
      --------------------------------------------------------------------------------------------------------
      By Proxy                           56,458                       1,442                    2,073
      --------------------------------------------------------------------------------------------------------
      TOTAL                              56,458                       1,442                    2,073
      --------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------
            ALL SHARES                 VOTES FOR                  VOTES AGAINST           VOTES ABSTAINING
      --------------------------------------------------------------------------------------------------------
      In Person                            0                            0                        0
      --------------------------------------------------------------------------------------------------------
      By Proxy                         2,486,327                     72,278                   244,651
      --------------------------------------------------------------------------------------------------------
      TOTAL                            2,486,327                     72,278                   244,651
      --------------------------------------------------------------------------------------------------------

(d) DESCRIBE THE TERMS OF ANY SETTLEMENT BETWEEN THE REGISTRANT AND ANY OTHER PARTICIPANT (AS DEFINED IN RULE 14A-11 OF REGULATION 14A UNDER THE 1934 ACT) TERMINATING ANY SOLICITATION SUBJECT TO RULE 14A-11, INCLUDING THE COST OR ANTICIPATED COST TO THE REGISTRANT.

Not Applicable.